Praxis Value Index Fund

Class A Shares (MVIAX)

Class I Shares (MVIIX)

Summary Prospectus

April 30, 2012

Before you invest, you may want to review the Praxis Value Index Fund’s prospectus, which contains more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated April 30, 2012, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus and other information about the Fund online at www.praxismutualfunds.com. You can also get this information at no cost by calling 800-977-2947 or by sending an e-mail request to info@everence.com.

Investment Objective

The Value Index Fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Mutual Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 70 of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	None
Redemption fee (as a percentage of amount redeemed, if applicable)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management fees	0.30%	0.30%
Distribution and Service (12b-1) fees	0.25%	None
Other Expenses[1]	0.77%	0.19%
Total Annual Fund Operating Expenses	1.32%	0.49%

1 Includes indirect expenses of securities of other mutual funds held by the Fund, if any.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$652	$921	$1,210	$2,032

Class I	$50	$157	$274	$616

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 29.11 percent of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in U.S. equity securities and seeks to reflect the performance of the U.S. large capitalization value equities market, as measured by the Standard & Poor’s 500 Value Index. Under normal circumstances, the Fund invests 80 percent of the value of its assets in securities of, and investments related to, issuers in the Fund’s benchmark index. Companies that are determined not to meet the Stewardship Investing screens will be excluded. In addition, the Adviser uses optimization techniques to select securities according to their contribution to the Fund’s overall objective and to seek to replicate the characteristics of the index.

Stewardship Investing

The Fund also analyzes the performance of potential investments for their ability to reflect certain core social values including:

•	Respecting the dignity and value of all people
•	Building a world at peace and free from violence

1

•	Demonstrating a concern for justice in a global society
•	Exhibiting responsible management practices
•	Supporting and involving communities
•	Practicing environmental stewardship

Principal Investment Risks

Because the value of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Some of the Fund’s holdings may underperform its other holdings. The Fund is also subject to investment style risk, which is the chance that returns from large capitalization value stocks will trail returns from other asset classes or the overall stock market. Value stocks tend to go through cycles of doing better – or worse – than the stock market in general. In the past, these cycles have occasionally persisted for multiple years.

Because the Fund is designed to track the performance of an index, securities may be purchased, retained or sold at times when a more actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than if the Fund had a lower weighting to those securities. In addition, the Fund does not hold all securities in the index and the performance of the Fund may vary substantially from the performance of the index due to imperfect correlation between the Fund’s holdings and the index. This is also known as tracking error.

FUND PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows changes in the Fund’s performance for each calendar year for the last 10 years. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table shows how the Fund’s average annual total returns for different periods compared to those of a broad-based securities market index.

Please note that the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, the after-tax returns are not relevant.

Class A - Annual Total Return Chart

For the Periods Ended December 31, 2011

2002	(23.24)%
2003	29.82%
2004	12.31%
2005	5.61%
2006	19.85%
2007	(7.13)%
2008	(40.50)%
2009	22.64%
2010	13.40%
2011	(3.58)%

Best Quarter	Quarter Ended June 30, 2009	18.97%
Worst Quarter	Quarter Ended December 31, 2008	(24.50)%

2

Average Annual Total Returns For the Periods Ended December 31, 2011
Class A	1 Year	5 Years	10 Years
Return Before Taxes	(8.64)%	(6.62)%	0.31%
Return After Taxes on Distributions	(8.81)%	(7.02)%	(0.14)%
Return After Taxes on Distributions and Sale of Fund Shares	(5.39)%	(5.55)%	0.19%
Standard & Poor’s 500 Value Index (reflects no deduction for fees, expenses or taxes)*	(0.50)%	(2.94)%	2.88%
MSCI US Prime Market Value Index (reflects no deduction for fees, expenses or taxes)*	1.24%	(2.32)%	3.79%
* The Fund has changed its primary benchmark from the MSCI US Prime Market Value Index to the Standard & Poor’s 500 Value Index.
Class I	1 Year	5 Year	Since Inception (May 1, 2006)
Return Before Taxes	(2.80)%	(5.14)%	(0.17)%
Standard & Poor’s 500 Value Index (reflects no deductions for fees, expenses or taxes)*	(0.50)%	(2.94)%	(0.79)%
MSCI US Prime Market Value Index (reflects no deduction for fees, expenses or taxes)*	1.24%	(2.32)%	0.11%
* The Fund has changed its primary benchmark from the MSCI US Prime Market Value Index to the Standard & Poor’s 500 Value Index.

FUND MANAGEMENT

Investment Adviser

Everence Capital Management, Inc. (the “Adviser”) serves as the investment adviser to the Fund.

Portfolio Manager

Chad Horning, CFA®, Chief Investment Officer, has served as portfolio manager of the Fund since its inception in May 2001.

3

INVESTING IN THE FUNDS

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open (a “Business Day”). The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments Per Fund

Class A

Account Type	Initial	Subsequent
Non-Retirement	$2,500	$100
Retirement	$2,500	$100

The initial investment minimum requirements will be waived:

1)	if you establish an automatic investment plan equal to the subsequent investment minimum;
2)	you are contributing to a 403(b), SEP-IRA and SIMPLE IRA accounts.

An annual account fee of $25 will be assessed in July to each Fund that falls below $5,000 for any reason, including market fluctuation. Certain exceptions may apply. See page 67 of the Fund’s prospectus for more information.

The initial investment minimum for Class I shares generally is $100,000. There is no minimum requirement for subsequent investments in a Fund Class I shares. The Fund may waive investment minimums for certain investors.

Selling Fund Shares

In general, you may redeem shares on any Business Day:

•	Through your financial intermediary;
•	By writing to Praxis Mutual Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701;
•	Via overnight service Praxis Mutual Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202;
•	Via wire transfer, if you have elected that option on you application, by calling (800) 977-2947; or
•	Via the Automatic Withdrawal Plan, if you have elected this option.

TAX INFORMATION

The Funds intend to make distributions that may be taxed as either ordinary income or capital gains except when you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawals made from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4